Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender for Cash up to 10,000,000 Shares of Common Stock

of

INTEGRATED SILICON SOLUTION, INC.

at a Purchase Price of $7.00 Per Share

Pursuant to its Offer to Purchase dated December 3, 2007

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 3, 2008, UNLESS THE

OFFER IS EXTENDED.

The Depositary for the Offer is:

MELLON INVESTOR SERVICES

By Mail: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Delivery: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. 480 Washington Boulevard Mail Drop - Reorg Jersey City, NJ 07310	By Hand: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. 480 Washington Boulevard Mail Drop - Reorg Jersey City, NJ 07310

By Facsimile: (For Eligible Institutions Only) (412) 209-6443 (Confirm Receipt of Notice of Facsimile:) (201) 680-4860

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Description of Shares Tendered (Attach Additional Signed List if Necessary)
	Share Certificate Numbers(s)*	Total Number of Shares Evidenced by Share Certificate(s)	Number of Shares Tendered**

Total Shares

Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration.***

Attach additional signed list if necessary. See Instruction 7.

1st: 2nd: 3rd: 4th: 5th

*	DOES NOT need to be completed by stockholders tendering Shares by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
***	If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

You should use this Letter of Transmittal if you are tendering physical certificates, or are causing the Shares to be delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company (which is hereinafter referred to as the “DTC”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Purchase.

The Offer is not being made to (nor will tender of Shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Certificates for Shares, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to Integrated Silicon Solution, Inc., a Delaware corporation (“ISSI”) or the Dealer Manager. Any documents delivered to ISSI or the Dealer Manager will not be forwarded to the Depositary and will not be deemed to be properly tendered. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

This Letter of Transmittal is to be completed only if (a) certificates representing Shares are to be forwarded herewith, or (b) an Agent’s Message is utilized, and a tender of Shares is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to Section 3 of the Offer to Purchase. If a stockholder desires to tender Shares pursuant to the Offer and the stockholder’s Share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Expiration Date, the Shares still may be tendered, if all of the conditions set forth in Section 3 of the Offer to Purchase are satisfied. See Instruction 2.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered. The certificate numbers, the number of Shares represented by the certificates and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer or Are Being Delivered Pursuant to a Prior Notice of Guaranteed Delivery

LOST, DESTROYED OR STOLEN CERTIFICATE(S)

(See Instruction 13)

If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at Mellon Investor Services. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Stockholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

BOOK-ENTRY TRANSFER

(See Instruction 2)

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.:

Transaction Code No.:

PRIOR GUARANTEED DELIVERY

(See Instruction 2)

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Window Ticket Number (if any):

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

CONDITIONAL TENDER

(See Instruction 14)

A stockholder may tender his or her Shares subject to the condition that a specified minimum number of the stockholder’s Shares tendered pursuant to this Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Any stockholder desiring to make a conditional tender must so indicate in the box captioned “Conditional Tender” below. It is the tendering stockholder’s responsibility to determine the minimum number of Shares to be purchased.

If the effect of accepting tenders on a pro rata basis would be to reduce the number of Shares to be purchased from any stockholder (tendered pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery) below the minimum number specified, the tender will automatically be regarded as withdrawn (except as provided in Section 6 of the Offer to Purchase). All Shares tendered by a stockholder subject to a conditional tender pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery and regarded as withdrawn as a result of proration will be returned as promptly as practicable after the Expiration Date.

Conditional Tender. Unless the following box has been checked and a minimum specified, the tender will be deemed unconditional:

☐	Conditional Tender. The minimum number of Shares that must be purchased, if any are purchased, is Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, ISSI may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have properly tendered all of his or her Shares and checked the box below:

☐	The tendered Shares represent all Shares held by the undersigned.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, ISSI may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered. In any event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned understands that acceptance of Shares by ISSI for payment will constitute a binding agreement between the undersigned and ISSI upon the terms and subject to the conditions of the Offer.

The check for the aggregate net Purchase Price for the Shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Shares Tendered” above, unless otherwise indicated in the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that ISSI has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of its registered holder(s), or to order the registration or transfer of any Shares tendered by book-entry transfer, if ISSI does not purchase any of the Shares.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, and 8)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price are to be issued in the name of someone other than the undersigned.

Issue:

☐	Check

☐	Share Certificate(s) to:

Name(s):
(Please Type or Print)

(Please Type or Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, and 8)

To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated in the box entitled “Description of Shares Tendered” above.

Mail:

☐	Check

☐	Share Certificate(s) to:

Name(s):
(Please Type or Print)

(Please Type or Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

IMPORTANT

STOCKHOLDERS SIGN HERE

(Please Complete and Return the Attached Substitute Form W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):

Dated: Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:
(Please Print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

Ladies and Gentlemen:

The undersigned hereby tenders to Integrated Silicon Solution, Inc., upon the terms and subject to the conditions described in the Offer to Purchase dated December 3, 2007 (the “Offer to Purchase”), and in this Letter of Transmittal (which together, as each may be supplemented or amended from time to time, constitute the “Offer”), receipt of which is hereby acknowledged, the number (indicated herein) of shares of ISSI’s common stock, par value $0.0001 per share (the “Shares”), for a price per share of $7.00 (the “Purchase Price”).

Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, ISSI all right, title and interest in and to all Shares tendered and orders the registration of all Shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of ISSI, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) deliver certificate(s) representing the Shares or transfer of ownership of the Shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of ISSI upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to the Shares;

(b) present certificates for the Shares for cancellation and transfer on the books of ISSI; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

All Shares properly tendered and not properly withdrawn will be purchased, subject to the conditions of the Offer and the proration and conditional tender provisions described in the Offer to Purchase. The undersigned understands that all stockholders whose Shares are purchased by ISSI will receive the same Purchase Price for each Share purchased in the Offer.

The undersigned covenants, represents and warrants to ISSI that the undersigned:

(1) has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and when and to the extent accepted for payment, ISSI will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and not subject to any adverse claims;

(2) understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

(3) that (i) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the Shares or equivalent securities at least equal to the Shares being tendered, and (ii) the tender of Shares complies with Rule 14e-4; and

(4) will, upon request, execute and deliver any additional documents deemed by the Depositary or ISSI to be necessary or desirable to complete the sale, assignment and transfer free and clear of all liens of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and ISSI upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will ISSI pay interest on the Purchase Price, including without limitation by reason of any delay in making payment.

The undersigned recognizes that ISSI has no obligation, pursuant to the “Special Payment Instructions”, to transfer any Shares from the name of the registered holder(s) thereof, if ISSI does not accept for payment any of the Shares so tendered.

Unless otherwise indicated under “Special Payment Instructions”, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required if:

(a) this Letter of Transmittal is signed by the registered holder of the Shares whose name appears on a security position listing as the owner of the Shares tendered and the holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal; or

(b) Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”).

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for Shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary’s account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of this Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Depositary.

Guaranteed Delivery. If a stockholder desires to tender Shares pursuant to the Offer and the stockholder’s Share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Expiration Date, the Shares still may be tendered, if all of the following conditions are satisfied: the tender is made by or through an Eligible Institution;

(a) tender is made by or through an Eligible Institution;

(b) the Depositary receives by hand, mail, or overnight courier, on or before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form ISSI has provided with the Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c) the certificates for all tendered Shares, in proper form for transfer (or confirmation of book-entry transfer of the Shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

The method of delivery of all documents, including certificates for Shares, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, ISSI will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If any of the Shares tendered hereby are registered in the names of two or more persons, all such persons must sign this Letter of Transmittal.

(c) If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement(s) of certificate(s) representing the Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution.

(e) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(f) If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to ISSI of his or her authority to so act.

6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. ISSI will pay any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, either (a) payment of the Purchase Price for Shares tendered and accepted for purchase is to be made to any person other than the registered holder(s),

(b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s) or (c) certificate(s) representing tendered Shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

7. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event that as a result of the proration provisions or otherwise, some but not all of the tendered Shares are purchased in the Offer. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Section 1 of the Offer to Purchase.

8. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

9. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by ISSI, in its reasonable discretion, and its determination will be final and binding on all parties. ISSI reserves the absolute right to reject any or all tenders of any Shares that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of ISSI’s counsel, be unlawful. ISSI also reserves the absolute right to waive any of the conditions of the Offer prior to the Expiration Date with respect to all tendered Shares and ISSI’s interpretation of the terms of the Offer will be final and binding on all parties. ISSI also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder. No tender of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by ISSI. ISSI will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Shares. None of ISSI, the Depositary, the Information Agent, or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

10. Questions and Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to the Information Agent or Dealer Manager at their respective telephone numbers and addresses set forth at the end of this Letter of Transmittal. Stockholders may request additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal.

11. Important Tax Information and Substitute Form W-9. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the stockholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury that the number is correct. Therefore, each tendering stockholder that is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal in order to provide the information and certification necessary to avoid backup withholding, unless the stockholder otherwise establishes to the satisfaction of the Depositary that the stockholder is not subject to backup withholding. If a U.S. Holder provides the Depositary with an incorrect taxpayer identification number, the U.S. Holder may be subject to penalties imposed by the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures. Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders, as defined in Section 13 of the Offer to Purchase) are not subject to backup withholding. In order for a Non-U.S. Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or successor form), signed under penalties of perjury, attesting to that stockholder’s exempt status. This form can be obtained from the Depositary.

To prevent U.S. federal income tax backup withholding equal to 28% of the gross payment made to stockholders for Shares purchased pursuant to the Offer, each stockholder that is a U.S. Holder and does not otherwise establish an exemption from the backup withholding must provide the Depositary with the stockholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth in this document, certifying that the stockholder is a U.S. person and that the taxpayer identification number provided is correct (or that the stockholder is awaiting a taxpayer identification number) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding.

Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to the Non-U.S. Holder or his agent, unless the Depositary determines that a reduced rate of withholding is available under a tax treaty, or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States (and, if a treaty applies, the gross proceeds are generally attributable to the United States permanent establishment maintained by such Non-U.S. Holder). To obtain a reduced rate of withholding under a tax treaty, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8BEN (or successor form) before the payment is made. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or successor form).

A Non-U.S. Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI (or successor form) will generally be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of Shares pursuant to the Offer, as if it were a U.S. Holder, and in the case of a foreign corporation, such income may be subject to the branch profit tax at a rate of 30% (or a lower rate specified in an applicable income tax treaty). The Depositary will determine a stockholder’s status as a Non-U.S. Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding, valid certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN (or successor form) or IRS Form W-8ECI (or successor form)) unless facts and circumstances indicate that reliance is not warranted.

A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Holder (i) meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Holder; (ii) is not subject to tax; or (iii) is otherwise able to establish that no tax or a reduced amount of tax is due.

Non-U.S. Holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

12. Stock Plans. If you hold vested options in the Stock Plans, then you may exercise such vested options by paying the cash exercise price and receiving Shares which you may then tender by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal. You should evaluate this Offer to Purchase carefully to determine if participation would be advantageous to you, based on your stock option exercise prices, the date of your stock option grants, the years left to exercise your options, the range of tender prices and the provisions for pro rata purchases by ISSI described in Section 1. An exercise of a stock option cannot be revoked even if all or a portion of the Shares received upon the exercise and tendered pursuant to the Offer are not purchased by us for any reason. We strongly encourage you to discuss the Offer with your tax advisor or broker.

13. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at Mellon Investor Services. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Stockholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

14. Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If ISSI purchases fewer than all of the Shares tendered before the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn. If, because of proration, the minimum number of Shares that you designate will not be purchased, ISSI may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, ISSI will limit its purchase in each case to the designated minimum number of Shares. Conditional tenders will be selected by lot only from stockholders who tender all of their Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. Each stockholder is urged to consult his or her own tax advisor.

If the Offer is over subscribed, ISSI will purchase all tendered Shares on a pro rata basis and, therefore, any Shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

PAYER: MELLON INVESTOR SERVICES

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification Please fill in your name and address below.

Part I: Taxpayer Identification Number—For all accounts, enter your TIN in the box at right. (For most individuals, this is your Social Security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9 (the “Guidelines”).) Certify by signing and dating below.

Note: If the account is in more than one name, check in the enclosed Guidelines to determine which number to give payer.

Social Security Number OR Other Taxpayer Identification Number (If awaiting TIN, Write “Applied For”)

Name Address (number and street) City, State and Zip Code	Part II: For payees exempt from backup withholding, see enclosed Guidelines and complete as instructed therein.

Part III: Certification—Under penalty of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (as defined for U.S. federal tax purposes).

Certification Instructions—You must cross out item (2) in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date

NOTE:        Any tendering stockholder or other payee who fails to complete fully, sign and return to the Depositary this Substitute Form W-9 (or, if a Non-U.S. Holder, Form W-8BEN) may be subject to required U.S. federal income tax backup withholding of 28% of the gross proceeds paid to the stockholder or other payee pursuant to the Offer. See Section 3 of the Offer to Purchase. Non-U.S. Holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING

(OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 28% of all cash payments made to me thereafter until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name and SOCIAL SECURITY number of—	For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of—
1. An individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Religious, charitable, or educational organization account	The organization

		9. Partnership or multi-member LLC	The partnership

4. (a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, or other tax-exempt organization	The organization

(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner(3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from withholding or certain types of payments include:

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A corporation.

•	A financial institution.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. NON U.S. HOLDERS SHOULD ALSO COMPLETE FORM W-8BEN TO CERTIFY THAT THEY ARE EXEMPT PAYEES. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6050A, and 6050N and the regulations issued thereunder.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX CONSULTANT OR THE

INTERNAL REVENUE SERVICE.

This Letter of Transmittal, properly completed and duly executed, or a manually signed facsimile of this Letter of Transmittal, together with certificates representing Shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date. Stockholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

The Depositary for the Offer is:

Mellon Investor Services

By Mail: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Delivery: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. 480 Washington Boulevard Mail Drop - Reorg Jersey City, NJ 07310	By Hand: Mellon Investor Services Attn: Reorganization Dept. 27th Flr. 480 Washington Boulevard Mail Drop - Reorg Jersey City, NJ 07310
By Facsimile: (For Eligible Institutions Only) (201) 680-4626 (Confirm Receipt of Notice of Facsimile:) (201) 680-4860

Questions or requests for assistance may be directed to the Information Agent at the telephone number and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal or Notice of Guaranteed Delivery may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Inc.

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers Call: (212) 440-9800

All Others Call Toll Free: (800) 843-1285

The Dealer Manager for the Offer is:

Jefferies & Company, Inc.

520 Madison Avenue, 12th floor

New York, New York 10022

Phone: (212) 284-2300